UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Material

☐  Soliciting Material under §240.14a-12

Simulations Plus, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 12, 2026
Explanatory Note

This Proxy Statement Supplement (the “Supplement”) supplements the Proxy Statement on Schedule 14A (the “Proxy Statement”), dated December 29, 2025, relating to the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on February 12, 2026.

This Supplement is being filed to add a new Proposal No. 4 for the Annual Meeting to the Proxy Statement and the related Proxy Card that is soliciting an advisory non-binding vote to approve the frequency of future advisory votes on the compensation of the Company’s named executive officers. Proposal No. 4 is being added in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC. Proposal No. 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Agenda Proposal No. 4 to the Proxy Statement, the Proxy Card and the Updated Notice of Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card. They continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for the proposals to be voted on at the Annual Meeting.

Proposal No. 4 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 4, your shares may constitute “broker non-votes” as to Proposal No. 4. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal No. 4, your vote may be cast for “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS” or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement. This Supplement should be read together with the Proxy Statement, which should be read in its entirety.

UPDATED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held February 12, 2026

Notice is hereby given that the Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc., a California corporation (the “Company”), will be held on Thursday, February 12, 2026, at 2:00 p.m. Pacific Time. We have adopted a completely virtual format for our Annual Meeting to provide a consistent and convenient experience to all shareholders regardless of location. You may attend the Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SLP2026, where you will also be able to vote electronically and submit questions. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on the first page of the accompanying Proxy Statement. The purpose of the Meeting is as follows:

1.To elect four individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal;

2.To ratify the selection of Rose, Snyder & Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ending August 31, 2026;

3.To approve an amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), in substantially the form attached hereto as Exhibit A, to increase the number of shares authorized for issuance thereunder from 2,500,000 shares to 3,450,000 shares of common stock of the Company;

4.To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve named executive officer compensation; and

5.To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 15, 2025, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by shareholders for a period of 10 days prior to the Meeting. If you would like to inspect the shareholder list, email slp@finprofiles.com. The list of shareholders will also be available during the Meeting itself through the Meeting website for those shareholders who choose to attend.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its shareholders. Therefore, the Board of Directors has approved each proposal and recommends that you vote FOR each of the director nominees included in the accompanying Proxy Statement and FOR each of the other foregoing proposals.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission. We believe this method expedites our shareholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Meeting. On or about February 3, 2026, we are making this Proxy Statement Supplement available to shareholders and have updated the proxy voting platform to reflect Proposal No. 4. On or about December 29, 2026 we mailed a one-page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Meeting, which contained instructions for accessing the attached Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended August 31, 2025, (the “Annual Report”) via the Internet, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.

Shares can be voted at the Meeting only if the holder thereof is present virtually or represented by a proxy. To ensure that your shares are represented at the Meeting, we urge you to vote your shares promptly by proxy over the Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. We encourage you to do so even if you plan to attend the Meeting virtually. The prompt voting of your shares, regardless of the number you hold, will aid the Company in reducing the expense of additional proxy solicitation. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenters’ rights are not available with respect to the proposals to be voted on at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 12, 2026. This notice of meeting, the accompanying proxy statement, and our annual report to shareholders, which includes our Annual Report, will be available on or about December 29, 2025, on www.proxyvote.com and on our website, www.simulations-plus.com.

By Order of the Board of Directors
/s/ Will Frederick

Will Frederick
Corporate Secretary
February 4, 2026

PROPOSAL NO. 4 ADVISORY VOTE AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2 OR 3 YEARS

In accordance with Section 14a of the Exchange Act, the Company is providing Shareholders with an advisory (non-binding) vote as to whether the advisory vote to approve Named Executive Officer compensation should occur every 1, 2 or 3 years. The Board recommends that shareholders vote to hold an advisory vote on executive compensation every third year.

The Board has determined that holding an advisory vote on executive compensation every three (3) years is the most appropriate policy for the Company at this time, and therefore recommends that future shareholder advisory votes on executive compensation occur every three (3) years.

While this shareholder vote on the frequency of future advisory votes on the compensation of our Named Executive Officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our Shareholders and will consider the outcome of the vote when considering the frequency with which the compensation of our Named Executive Officers will be subject to an advisory, non-binding shareholder vote. The Board may decide that it is in the best interests of our Shareholders and the Company to hold an advisory vote to approve the compensation of our Named Executive Officers more or less frequently than the option approved by our Shareholders.

Vote Required
The frequency of the advisory, non-binding shareholder advisory vote to approve the compensation of our Named Executive Officers will be selected by a plurality of “for” votes by the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. The option (every 1, 2 or 3 years) receiving the highest number of “for” votes will be considered the frequency recommended by the Shareholders. Abstentions and broker non-votes will have no effect on the outcome of this Proposal No. 4.

Recommendation of the Board of Directors

The Board recommends that shareholders vote “for” a frequency period of every three (3) years for future advisory votes on the compensation of our Named Executive Officers.

Your **Vote** Counts!

SIMULATIONS PLUS, INC.

2026 Annual Meeting
Vote by February 11, 2026
11:59 PM ET

SIMULATIONS PLUS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

V84094-P41256

You invested in SIMULATIONS PLUS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 12, 2026.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 29, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

February 12, 2026
2:00 p.m. Pacific Standard Time

Virtually at:
www.virtualshareholdermeeting.com/SLP2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1) Dr. Daniel Weiner 2) Dr. Walter S. Woltosz 3) Dr. John K. Paglia 4) Sharlene Evans	For
2. Ratification of the selection of Rose, Snyder & Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ending August 31, 2026.	For
3. Approval of an amendment to the Company's 2021 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance thereunder from 2,500,000 shares to 3,450,000 shares of common stock of the Company.	For
4. Advisory Vote As To Whether The Advisory Vote To Approve Named Executive Officer Compensation Should Take Place Every 1, 2 Or 3 Years.	3 Years

NOTE: The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V84095-P41256